UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

Closed-end funds

Strategic Global Income Fund, Inc.
Annual Report November 30, 2011

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 12, 2012

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2011.

Performance
Over the 12 months ended November 30, 2011, the Fund returned 8.93% on a net asset value basis, and generated a 4.54% return on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 1.77% and 1.55% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark[1] (the “Benchmark”), returned 7.19% during the reporting period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 8.)

Strategic Global Income Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

1

Strategic Global Income Fund, Inc.

For the most part, the Fund traded at a discount to its net asset value (“NAV”)[2] per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2010, the Fund traded at a discount of 3.1%; at the close of the current fiscal period, November 30, 2011, the Fund traded at a discount of 7.4%. As of these same dates, the Lipper peer group median discounts were 2.7% and 5.3%, respectively.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	While the overall US economy continued to expand during the reporting period, high unemployment and a weak housing market held back a more robust expansion. Looking back, gross domestic product (“GDP”) growth in the US was 2.3% during the fourth quarter of 2010. The economic expansion then moderated during the first half of 2011, as GDP growth was a tepid 0.4% and 1.3% during the first and second quarters of 2011, respectively. The Commerce Department then reported that third quarter GDP growth rose to 1.8%. The US economy has now expanded for nine consecutive quarters.

Economic growth in developed countries outside the US was mixed, but far from robust. In the Eurozone, GDP growth rates declined as the year progressed. In contrast, Japan’s economy gained some traction during the reporting period as it emerged from its recession in the third quarter of 2011. While growth rates in many developing countries surpassed their developed country counterparts, several moved lower, including China and India.

[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

2

Strategic Global Income Fund, Inc.

Q.	How did the global bond markets perform over the reporting period?
A.	The US spread sectors[3] were a study in contrasts during the fiscal year. Over the first half of the reporting period, stronger appetite for risk supported lower quality, higher yielding securities. Against this backdrop, high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds produced solid returns. During the second half of the reporting period, however, these sectors produced relatively poor results, even though the fundamentals did not appear to significantly change. Over this time, investor risk aversion increased given a number of concerns, including fears of a double-dip recession, the downgrade of US Treasury securities and the ongoing European sovereign debt crisis.

The emerging markets debt asset class also experienced periods of heightened volatility. While the European sovereign debt crisis and geopolitical issues in the Middle East and Northern Africa triggered periodic bouts of risk aversion, the asset class generally moved higher during the first nine months of the fiscal year. The asset class then fell sharply in September 2011, as moderating growth in developed counties led to fears of slowing growth in developing countries. In addition, the escalating crisis in Europe and concerns as to whether China could orchestrate a soft landing[4] for its economy resulted in a flight to securities viewed as being more liquid (that is, easier to sell quickly, with lower transaction costs). However, the asset class then rallied in October as risk appetite returned. All told, emerging markets debt posted solid results over the 12-month period.

[3]	A spread sector refers to non-government fixed income sectors, such as high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. The spread measures the difference between the yields paid on non-government securities versus those paid on government securities (in this example, US Treasuries) of comparable duration.
[4]	A soft landing describes a situation in which a central bank raises interest rates gradually, but steadily, to curb inflation, while still attempting to keep the economy out of a recession.

3

Strategic Global Income Fund, Inc.

Q.	How did you position the portfolio from a duration standpoint?
A.	The Fund’s duration was shorter than its benchmark during the first half of the reporting period, due to our expectations for continued global growth. As the period progressed, we retained this short duration position relative to the benchmark, which was negative for results. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

Q.	Which currency strategies did you use during the period?
A.	We actively managed the Fund’s currency exposures during the fiscal year. For example, we reduced the Fund’s exposure to the euro in the first quarter of 2011, and also the Fund’s allocation to certain emerging market currencies in the summer, in response to the issues in Europe and deteriorating economic conditions. In contrast, we significantly increased Fund’s exposure to the US dollar given its “safe haven” status. These adjustments were positive for performance.

Our use of currency hedges was also beneficial during the fiscal year. In particular, hedging the Fund’s exposure to the Brazilian real, Indonesian rupee and Mexican peso were positive for performance, as they more than offset the negative impact from the Fund’s exposure to currencies related to bonds issued by these countries.

Q.	Which other strategies impacted the Fund’s results over the period?
A.	Overall, our out-of-benchmark exposure to spread product, both in the US and abroad, contributed to the Fund’s relative performance. During the first half of the period, the Fund was rewarded for its allocations to US high yield bonds, investment grade bonds and CMBS, as spreads narrowed given generally strong demand from investors seeking to generate incremental yield in the low interest rate environment.

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Strategic Global Income Fund, Inc.

During the second half of the period, we pared down our exposure to a number of spread sectors, including collateralized debt obligations (CDO), asset-backed securities and investment grade corporate bonds (mostly in Europe). While the Fund’s spread product exposure was a drag on results when risk aversion increased, having a smaller allocation to those sectors helped to mitigate further losses. (CDOs are a type of structured debt security that are backed or collateralized by loans and other debt obligations.)

As the reporting period progressed, we increased our exposure to more liquid sovereign debt issued by countries such as Germany and the UK in order to reduce the Fund’s overall risk exposure. This was a positive for results given their outperformance versus non-government bonds during the second half of the period.

Q.	What derivative instruments had the greatest impact on performance during the reporting period?
A.	The Fund utilized currency forwards and options to manage its currency exposures across both developed and emerging markets currencies. During the second half of the reporting period, we used derivatives primarily to reduce emerging markets currency exposure, and were rewarded in terms of performance. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

Additionally, the Fund used interest rate swaps to adjust its yield curve exposure to the US dollar, the euro and the Japanese yen. Finally, Treasury futures, another type of derivative, were employed to help manage the Fund’s duration positioning. The use of interest rate swaps in the US and Japan and Treasury futures, in total, contributed to the Fund’s performance during the reporting period.

5

Strategic Global Income Fund, Inc.

Q.	What is your outlook on the global economy and fixed income markets?
A.	Given slowing growth in a number of regions around the world, the question now is whether this trend will continue and, if so, lead to a global recession. While some areas are likely to experience a recession—namely the Eurozone—overall we think global growth will continue. That being said, we expect growth rates to be below-average given the headwinds and uncertainties around the world.

The immediate outlook for the fixed income markets is cloudy given the macro issues that we have discussed. We expect volatility to remain elevated until the global economic picture and the situation in Europe become clearer. Spreads, in our view, are attractive at current levels; however, they could widen further if investor sentiment remains negative, resulting in an overall decline in prices for non-government bonds. Against a backdrop of elevated volatility, we expect to continue to opportunistically invest in attractively valued spread product (non-government bonds) with positive fundamentals that we feel has been mispriced.

Turning to the emerging markets debt asset class, many developing countries are experiencing growth well above that of major developed markets. It is highly likely that the growth gap will continue in the coming year. This, along with relatively low fiscal deficits, are favorable for debt dynamics in emerging markets relative to those in many developed markets. While volatility may stay elevated in the near-term, we continue to have a positive long-term outlook for emerging markets investments. In our view, demand for emerging markets bonds will likely be supported by investors’ search for higher-yielding securities, and strong sovereign and corporate balance sheets in emerging markets. Solid fundamental data—stable reserves, a more solid fiscal situation and lower indebtedness—are signs of such strengths, especially for sovereigns, quasi-sovereigns[5] and currencies.

[5]	Debt issued by an agency that has government backing. This distinguishes this type of debt from sovereign debt, which is issued directly by a government.

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Strategic Global Income Fund, Inc.

Additionally, with global growth moderating, it is likely that developing country central banks will shift their focus from raising interest rates to lowering them. This could also support bond prices in the emerging markets debt asset class.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Vice President
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director and Head of
UBS Global Asset Management	Emerging Markets Debt
(Americas) Inc.	UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2011. The views and opinions in the letter were current as of January 12, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

7

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/11

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	8.93%	8.87%	9.90%

Lipper Global Income Funds median	1.77	8.03	11.53

Market price returns

Strategic Global Income Fund, Inc.	4.54%	8.19%	9.56%

Lipper Global Income Funds median	1.55	8.07	13.44

Index returns

Strategic Global Benchmark[1]	7.19%	7.13%	8.70%

Citigroup World Government Bond Index[2]	7.30	6.55	7.40

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/11	05/31/11	11/30/10

Net asset value	$11.37	$11.77	$12.12

Market price	$10.52	$11.30	$11.74

12-month dividends/
distributions	$1.7725	$1.8481	$0.8792

Dividend/distribution
at period-end	$0.0574	$0.0688	$0.0746

Net assets (mm)	$207.6	$214.9	$221.2

Weighted average
maturity (yrs.)	5.6	6.2	7.7

Modified duration (yrs.)[2]	4.0	4.3	5.1

Currency exposure[3]	11/30/11	05/31/11	11/30/10

US dollar denominated	67.7%	47.5%	33.8%

Foreign denominated	32.3	52.5	66.2

Total	100.0%	100.0%	100.0%

Top ten countries[4]
(bond holdings)	11/30/11		05/31/11		11/30/10

United States	46.7%	United States	37.7%	United States	34.0%

Germany	15.5	Germany	9.0	Germany	9.0

Cayman Islands	3.6	United Kingdom	6.1	Cayman Islands	5.6

Argentina	3.2	Argentina	3.9	Russia	4.0

Russia	2.7	Malaysia	3.9	United Kingdom	3.5

United Kingdom	2.4	Venezuela	3.5	Malaysia	3.4

India	2.3	Cayman Islands	3.4	Venezuela	3.1

Venezuela	2.2	Hong Kong	2.2	Argentina	2.7

Malaysia	2.0	South Africa	2.2	Italy	2.5

South Africa	2.0	Ireland	2.1	Egypt	2.1

Total	82.6%		74.0%		69.9%

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality[5]	11/30/11	05/31/11	11/30/10

AAA	5.9%	19.2%	17.3%

US Treasuries[6]	9.1	6.7	6.9

AA	6.6	4.7	5.5

A	12.5	10.9	12.2

BBB	12.7	14.3	12.0

BB	4.2	6.4	6.9

B	8.0	7.8	5.9

CCC	1.9	2.5	2.2

CC	—	0.3	—

D	0.3	0.1	0.1

Non-rated	28.6	19.7	21.7

Cash equivalents	11.1	4.0	6.7

Other assets less liabilities	(0.9)	3.4	2.6

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the Fund’s portfolio holdings.
[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentage of net assets as of the dates indicated, The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.
[6]	S&P downgraded long-term US government debt (US Treasuries) on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of 11/30/11 would include both the percentages indicated above for AA and US Treasuries but has been broken out into two separate categories to facilitate understanding.

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of November 30, 2011

Bonds
Corporate bonds
Aerospace & defense	0.18%

Auto parts & equipment	0.10

Automobiles	0.08

Biotechnology	0.06

Building materials	0.21

Capital markets	0.33

Chemicals	0.24

Commercial banks	0.68

Commercial services & supplies	0.47

Computers & peripherals	0.11

Consumer finance	0.06

Containers & packaging	0.12

Diversified financial services	4.26

Diversified telecommunication services	1.08

Electric utilities	0.20

Electronic equipment	0.02

Entertainment	0.04

Food & staples retailing	0.02

Food products	0.08

Health care providers & services	0.20

Health care technology	0.02

Health services	0.08

Hotels, restaurants & leisure	0.79

Household durables	0.23

Independent power producers & energy traders	0.28

Insurance	0.57

Internet software & services	0.03

Machinery	0.10

Media	1.39

Metals & mining	0.32

Multiline retail	0.41

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of November 30, 2011

Bonds (concluded)
Corporate bonds (concluded)
Multi-utilities	0.31%

Non-food & drug retailers	0.04

Oil, gas & consumable fuels	4.30

Paper & forest products	0.08

Pharmaceuticals	0.15

Real estate investment trust (REIT)	0.51

Real estate management & development	2.04

Road & rail	0.16

Software	0.03

Specialty retail	0.23

Telecommunications	0.15

Textiles, apparel & luxury goods	0.01

Tobacco	0.48

Trading companies & distributors	0.09

Wireless telecommunication services	1.00

Total corporate bonds	22.34%

Asset-backed securities	0.82

Collateralized debt obligations	4.65

Commercial mortgage-backed securities	11.70

Mortgage & agency debt securities	1.40

Municipal bond	0.17

US government obligations	9.11

Non-US government obligations	36.00

Structured note	2.33

Total bonds	88.52%

Short-term investment	11.03

Options purchased	1.30

Total investments	100.85%

Liabilities, in excess of cash and other assets	(0.85)

Net assets	100.00%

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Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—88.52%

Corporate bonds—22.34%

Australia—0.02%

Mirabela Nickel Ltd.,
8.750%, due 04/15/18[1]		$50,000	$44,500

Austria—0.49%

Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14	EUR	735,000	1,020,054

Canada—0.26%

Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]		$35,000	26,950

Nova Chemicals Corp.,
8.625%, due 11/01/19		115,000	125,350

Novelis, Inc.,
8.375%, due 12/15/17		50,000	52,000

Teck Resources Ltd.,
6.250%, due 07/15/41		225,000	244,559

Xstrata Canada Financial Corp.,
4.950%, due 11/15/21[1]		85,000	82,912

Total Canada corporate bonds			531,771

Cayman Islands—0.04%

Seagate HDD Cayman,
7.750%, due 12/15/18[1]		75,000	77,250

France—0.01%

France Telecom SA,
2.750%, due 09/14/16		25,000	24,555

Ireland—0.05%

Vimpel Communications Via VIP
Finance Ireland Ltd. OJSC,
9.125%, due 04/30/18[1]		100,000	100,000

Luxembourg—0.10%

Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]		125,000	119,062

Intelsat Luxembourg SA,
11.250%, due 02/04/17		50,000	46,000

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Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Luxembourg—(concluded)

Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]		$50,000	$43,125

Total Luxembourg corporate bonds			208,187

Malaysia—2.03%

Johor Corp.,
1.000%, due 07/31/12†	MYR	10,000,000	4,215,825

Marshall Islands—0.01%

Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17		$20,000	19,400

Mexico—0.18%

America Movil SAB de CV,
5.000%, due 03/30/20		350,000	374,031

Netherlands—0.02%

ING Groep NV,
5.775%, due 12/08/15[2,3]		50,000	33,500

Netherlands Antilles—0.14%

Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16		175,000	175,534

Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		125,000	122,849

Total Netherlands Antilles corporate bonds			298,383

Qatar—0.15%

Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]		265,000	318,000

Russia—2.74%

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[4]		3,600,000	3,888,000

VEB Finance Ltd.,
6.800%, due 11/22/25[4]		1,800,000	1,795,500

Total Russia corporate bonds			5,683,500

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Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Ukraine—0.39%

Naftogaz Ukraine,
9.500%, due 09/30/14	$880,000	$821,700

United Arab Emirates—1.64%

IPIC GMTN Ltd.,
3.750%, due 03/01/17[1]	1,500,000	1,485,000

6.875%, due 11/01/41[1]	1,900,000	1,914,250

Total United Arab Emirates corporate bonds		3,399,250

United Kingdom—0.88%

BP Capital Markets PLC,
3.875%, due 03/10/15	480,000	506,667

British Telecommunications PLC,
9.875%, due 12/15/30	210,000	291,413

HSBC Holdings PLC,
4.875%, due 01/14/22	500,000	503,302

Virgin Media Finance PLC,
8.375%, due 10/15/19	100,000	107,000

Vodafone Group PLC,
4.150%, due 06/10/14	400,000	426,689

Total United Kingdom corporate bonds		1,835,071

United States—12.47%

AES Corp.,
8.000%, due 10/15/17	75,000	80,625

AK Steel Corp.,
7.625%, due 05/15/20	100,000	91,000

Ally Financial, Inc.,
6.750%, due 12/01/14	100,000	98,000

8.300%, due 02/12/15	170,000	172,125

Alta Mesa Holdings,
9.625%, due 10/15/18	75,000	71,813

Altria Group, Inc.,
9.950%, due 11/10/38	390,000	548,215

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Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

AMC Entertainment, Inc.,
8.750%, due 06/01/19	$30,000	$30,300

American International Group, Inc.,
4.250%, due 09/15/14	150,000	145,002

8.175%, due 05/15/68[2]	100,000	88,250

AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	15,000	14,888

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	235,000	262,812

ARAMARK Corp.,
8.500%, due 02/01/15	125,000	128,125

Arch Coal, Inc.,
7.250%, due 10/01/20	100,000	98,000

8.750%, due 08/01/16	25,000	27,313

AT&T, Inc.,
6.500%, due 09/01/37	250,000	296,519

Atlas Pipeline Partners LP,
8.750%, due 06/15/18[1]	25,000	25,750

Avis Budget Car Rental LLC,
7.750%, due 05/15/16	50,000	49,750

Bank of America Corp.,
3.750%, due 07/12/16	90,000	78,318

6.500%, due 08/01/16	365,000	352,851

BE Aerospace, Inc.,
6.875%, due 10/01/20	100,000	107,000

Berry Petroleum Co.,
6.750%, due 11/01/20	50,000	49,750

Berry Plastics Corp.,
9.500%, due 05/15/18	50,000	47,812

Boeing Co.,
4.875%, due 02/15/20	200,000	228,304

Boyd Gaming Corp.,
9.125%, due 12/01/18	50,000	45,750

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Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19[1]	$75,000	$72,187

Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	175,000	215,630

Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	75,000	43,500

10.000%, due 12/15/15	25,000	20,812

10.000%, due 12/15/18	75,000	48,000

11.250%, due 06/01/17	50,000	52,000

Calpine Corp.,
7.875%, due 07/31/20[1]	145,000	150,437

Case New Holland, Inc.,
7.875%, due 12/01/17	125,000	136,875

CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	25,000	28,562

CDW LLC,
12.535%, due 10/12/17	50,000	49,500

Celanese US Holdings LLC,
5.875%, due 06/15/21	25,000	25,437

6.625%, due 10/15/18	25,000	26,125

CF Industries, Inc.,
7.125%, due 05/01/20	125,000	147,188

Chesapeake Energy Corp.,
9.500%, due 02/15/15	150,000	168,750

Chrysler Group LLC,
8.000%, due 06/15/19[1]	55,000	46,475

CIT Group, Inc.,
7.000%, due 05/01/15	65,000	65,000

7.000%, due 05/01/17	135,000	133,650

Citigroup, Inc.,
3.953%, due 06/15/16	180,000	176,554

Clearwire Communications LLC,
12.000%, due 12/01/15[1]	20,000	16,900

17

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Comcast Corp.,
6.300%, due 11/15/17	$500,000	$587,607

Community Health Systems, Inc.,
8.000%, due 11/15/19[1]	25,000	24,250

8.875%, due 07/15/15	22,000	22,605

ConocoPhillips,
6.500%, due 02/01/39	100,000	129,433

Cricket Communications, Inc.,
7.750%, due 05/15/16	50,000	49,875

Crosstex Energy,
8.875%, due 02/15/18	180,000	191,700

CSX Corp.,
6.220%, due 04/30/40	50,000	59,265

Dell, Inc.,
5.400%, due 09/10/40	95,000	100,127

Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	20,000	21,200

Developers Diversified Realty Corp.,
9.625%, due 03/15/16	75,000	86,319

Diamond Resorts Corp.,
12.000%, due 08/15/18	85,000	80,538

DirecTV Holdings LLC,
6.000%, due 08/15/40	225,000	234,068

7.625%, due 05/15/16	650,000	693,063

DISH DBS Corp.,
7.750%, due 05/31/15	25,000	26,375

7.875%, due 09/01/19	130,000	137,800

Dow Chemical Co.,
4.125%, due 11/15/21	150,000	148,609

DPL, Inc.,
7.250%, due 10/15/21[1]	50,000	52,625

DuPont Fabros Technology LP,
8.500%, due 12/15/17	125,000	131,875

18

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Dynegy Holdings LLC,
7.625%, due 10/15/26[5]	$750,000	$532,500

Eagle Parent, Inc.,
8.625%, due 05/01/19[1]	5,000	4,638

El Paso Corp.,
7.750%, due 01/15/32	95,000	109,013

Energy Transfer Partners LP,
7.500%, due 07/01/38	75,000	84,611

Entravision Communications Corp.,
8.750%, due 08/01/17	75,000	73,313

Equinix, Inc.,
8.125%, due 03/01/18	50,000	53,250

ERP Operating LP,
4.750%, due 07/15/20	185,000	186,433

5.375%, due 08/01/16	525,000	566,364

ExamWorks Group, Inc.,
9.000%, due 07/15/19[1]	80,000	71,400

Felcor Lodging LP,
6.750%, due 06/01/19	25,000	23,250

Ferrellgas Partners-LP,
9.125%, due 10/01/17	150,000	154,500

FireKeepers Development Authority,
13.875%, due 05/01/15[1]	75,000	84,656

First Data Corp.,
9.875%, due 09/24/15	75,000	68,062

Ford Motor Co.,
7.450%, due 07/16/31	100,000	117,250

Ford Motor Credit Co. LLC,
12.000%, due 05/15/15	100,000	121,701

Forest Oil Corp.,
7.250%, due 06/15/19	75,000	74,250

Frontier Communications Corp.,
8.250%, due 04/15/17	50,000	48,687

9.000%, due 08/15/31	85,000	74,800

19

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

FTI Consulting, Inc.,
6.750%, due 10/01/20	$25,000	$25,219

Gannett Co., Inc.,
9.375%, due 11/15/17	25,000	26,656

General Electric Capital Corp.,
4.650%, due 10/17/21	800,000	803,102

GenOn Energy, Inc.,
9.875%, due 10/15/20	75,000	74,438

Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	30,000	31,050

Georgia-Pacific LLC,
8.875%, due 05/15/31	100,000	134,966

Goldman Sachs Group, Inc.,
3.625%, due 02/07/16	185,000	174,160

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	146,000	160,235

Graphic Packaging International, Inc.,
9.500%, due 06/15/17	50,000	54,500

HCA, Inc.,
7.500%, due 02/15/22	75,000	73,875

8.500%, due 04/15/19	25,000	27,000

Hertz Corp.,
7.375%, due 01/15/21	50,000	49,500

Host Hotels & Resorts LP, Series Q,
6.750%, due 06/01/16	75,000	77,156

Inergy LP,
7.000%, due 10/01/18	100,000	98,000

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	76,500

8.625%, due 09/15/15	90,000	89,775

8.750%, due 03/15/17	60,000	60,450

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	341,250

20

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

JC Penney Corp., Inc.,
7.125%, due 11/15/23	$30,000	$30,150

JMC Steel Group,
8.250%, due 03/15/18[1]	20,000	18,800

JPMorgan Chase & Co.,
3.150%, due 07/05/16	190,000	187,171

5.600%, due 07/15/41	85,000	89,282

Key Energy Services, Inc.,
6.750%, due 03/01/21	75,000	74,156

Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	80,000	85,454

Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	40,000	41,700

Level 3 Financing, Inc.,
9.250%, due 11/01/14	50,000	50,937

10.000%, due 02/01/18	30,000	30,750

Liberty Mutual Group, Inc.,
10.750%, due 06/15/88[1,2]	35,000	42,175

Life Technologies Corp.,
6.000%, due 03/01/20	120,000	133,930

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	24,500

Lincoln National Corp.,
7.000%, due 05/17/66[2]	65,000	58,013

Linn Energy LLC,
7.750%, due 02/01/21	100,000	100,000

Marathon Petroleum Corp.,
5.125%, due 03/01/21	150,000	152,807

Marina District Finance Co., Inc.,
9.500%, due 10/15/15	80,000	72,800

McJunkin Red Man Corp.,
9.500%, due 12/15/16	45,000	44,325

21

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

MedAssets, Inc.,
8.000%, due 11/15/18	$50,000	$49,000

Mercer International, Inc.,
9.500%, due 12/01/17	25,000	25,125

MetLife, Inc.,
6.400%, due 12/15/66	200,000	181,727

MGM Resorts International,
10.000%, due 11/01/16	80,000	82,800

Michael Foods, Inc.,
9.750%, due 07/15/18	100,000	103,000

Michaels Stores, Inc.,
7.750%, due 11/01/18	50,000	48,875

Morgan Stanley,
5.500%, due 07/28/21	125,000	109,049

6.000%, due 04/28/15	225,000	218,914

6.625%, due 04/01/18	190,000	178,815

Multiplan, Inc.,
9.875%, due 09/01/18[1]	100,000	99,750

Murray Energy Corp.,
10.250%, due 10/15/15[1]	85,000	83,937

Mylan, Inc.,
7.625%, due 07/15/17[1]	50,000	53,125

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	215,000	227,143

News America, Inc.,
6.200%, due 12/15/34	200,000	210,039

Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	50,000	50,500

Nextel Communications, Inc.,
Series C, 5.950%, due 03/15/14	75,000	68,625

Niska Gas Storage US LLC,
8.875%, due 03/15/18	80,000	78,000

22

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

NRG Energy, Inc.,
8.500%, due 06/15/19	$50,000	$49,750

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	318,052

Owens Corning,
6.500%, due 12/01/16	400,000	425,223

Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	100,000	108,000

PAETEC Holding Corp.,
9.875%, due 12/01/18	55,000	59,537

Peabody Energy Corp.,
7.375%, due 11/01/16	50,000	54,125

Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	45,000	47,587

Philip Morris International, Inc.,
2.900%, due 11/15/21	225,000	218,912

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	30,000	31,050

Production Resource Group, Inc.,
8.875%, due 05/01/19[1]	10,000	8,850

Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	50,000	52,500

QEP Resources, Inc.,
6.875%, due 03/01/21	100,000	106,000

Quicksilver Resources, Inc.,
7.125%, due 04/01/16	50,000	48,500

11.750%, due 01/01/16	15,000	16,875

QVC, Inc.,
7.500%, due 10/01/19[1]	75,000	79,688

Qwest Corp.,
7.625%, due 06/15/15	370,000	403,300

Range Resources Corp.,
5.750%, due 06/01/21	25,000	26,688

23

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Republic Services, Inc.,
6.200%, due 03/01/40	$325,000	$386,857

Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	232,125

Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13	750,000	787,500

7.500%, due 10/15/27	125,000	122,500

Ryerson, Inc.,
12.000%, due 11/01/15	75,000	75,188

SandRidge Energy, Inc.,
7.500%, due 03/15/21	50,000	45,750

Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	50,000	46,500

8.125%, due 03/01/16	12,000	12,330

SBA Telecommunications, Inc.,
8.250%, due 08/15/19	50,000	53,813

SC Johnson & Son, Inc.,
4.800%, due 09/01/40[1]	400,000	420,614

Sealed Air Corp.,
8.375%, due 09/15/21[1]	30,000	32,025

Sempra Energy,
8.900%, due 11/15/13	300,000	338,023

9.800%, due 02/15/19	225,000	303,013

Severstal Columbus LLC,
10.250%, due 02/15/18	25,000	25,750

Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	20,000	21,450

Sprint Capital Corp.,
8.750%, due 03/15/32	60,000	46,650

Sprint Nextel Corp.,
8.375%, due 08/15/17	50,000	42,875

9.000%, due 11/15/18[1]	25,000	25,188

24

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

SPX Corp.,
7.625%, due 12/15/14	$50,000	$53,938

SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	190,000

Standard Pacific Corp.,
10.750%, due 09/15/16	25,000	25,500

SunTrust Bank,
7.250%, due 03/15/18	235,000	259,570

SUPERVALU, Inc.,
8.000%, due 05/01/16	35,000	35,088

Swift Energy Co.,
7.875%, due 03/01/22[1]	25,000	24,500

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	344,527

Tenet Healthcare Corp.,
6.875%, due 11/15/31	50,000	39,125

Tesoro Corp.,
9.750%, due 06/01/19	40,000	44,650

Texas Competitive Electric Holdings Co. LLC,
Series A, 10.250%, due 11/01/15	60,000	22,200

Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	88,351

6.750%, due 07/01/18	350,000	406,887

Tomkins LLC,
9.000%, due 10/01/18	45,000	48,600

Toys R Us Property Co. II LLC,
8.500%, due 12/01/17	200,000	204,500

UnitedHealth Group, Inc.,
5.800%, due 03/15/36	125,000	141,592

Univision Communications, Inc.,
8.500%, due 05/15/21[1]	50,000	41,250

US Foodservice,
8.500%, due 06/30/19[1]	15,000	14,250

25

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)

Valero Energy Corp.,
6.625%, due 06/15/37	$160,000	$167,769

Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	25,000	23,750

Verizon Communications, Inc.,
6.900%, due 04/15/38	585,000	738,482

Verizon Wireless Capital LLC,
8.500%, due 11/15/18	575,000	764,673

Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	805,000	835,889

Warner Chilcott Co. LLC,
7.750%, due 09/15/18	25,000	24,438

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17†,1,3,5,6	1,000,000	20,000

Wells Fargo & Co.,
3.676%, due 06/15/16	180,000	188,426

Whiting Petroleum Corp.,
6.500%, due 10/01/18	15,000	15,525

WMG Acquisition Corp.,
9.500%, due 06/15/16	250,000	262,500

XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	40,000	31,000

Yankee Holdings Corp.,
10.250%, due 02/15/16[7]	55,000	48,125

Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	225,000	227,813

Total United States corporate bonds		25,876,778

Venezuela—0.72%

Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]	2,000,000	1,495,000

Total corporate bonds (cost—$45,255,037)		46,376,755

26

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—0.82%

United States—0.82%

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.457%, due 08/25/35[2]	$78,519	$73,752

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.457%, due 06/25/36[2]	217,037	214,159

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A,
0.407%, due 08/25/36[2]	1,205,621	811,693

Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15	450,000	450,771

Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4,
0.557%, due 06/25/35[2]	149,347	141,511

Total asset-backed securities (cost—$1,628,207)		1,691,886

Collateralized debt obligations—4.65%

Cayman Islands—3.51%

Atrium CDO Corp.,
Series 5A, Class A2B,
0.799%, due 07/20/20†,1,2	2,000,000	1,646,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.827%, due 11/15/17†,1,2	2,000,000	1,765,400

GSC Partners CDO Fund Ltd.,
Series 2003-4A, Class B,
2.343%, due 12/16/15†,1,2	1,000,000	955,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.743%, due 04/16/21†,1,2	2,500,000	2,025,000

Race Point CLO,
Series 2X, Class B1,
1.957%, due 05/15/15†,2,4	1,000,000	901,892

Total Cayman Islands collateralized debt obligations		7,293,292

27

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Netherlands—1.14%

Jubilee CDO BV,
Series III X, Class A2,
2.679%, due 04/20/17†,2	EUR	700,000	$831,358

Series III X, Class B,
3.479%, due 04/20/17†,2		1,500,000	1,532,137

Total Netherlands collateralized debt obligations			2,363,495

Total collateralized debt obligations (cost—$7,854,361)			9,656,787

Commercial mortgage-backed securities—11.70%

United States—11.70%

Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.817%, due 04/10/49[2]		$2,950,000	2,607,968

Series 2007-4, Class AM,
5.983%, due 02/10/51[2]		3,763,000	3,472,922

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.885%, due 12/10/49[2]		4,950,000	4,699,401

Commercial Mortgage Loan Trust,
Series 2008-LS1, Class AM,
6.206%, due 12/10/49[2]		3,800,000	3,429,952

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49[2]		3,050,000	2,437,084

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39		1,300,000	1,185,659

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43		3,025,000	2,895,923

Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.984%, due 08/12/45[1,2]		3,750,000	3,542,659

Total commercial mortgage-backed securities
(cost—$20,509,237)			24,271,568

28

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—1.40%

United States—1.40%

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
4.755%, due 05/25/36[2]	$245,189	$2

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36[2]	6,492,000	1,896,508

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.416%, due 09/25/36[2]	1,500,000	1,007,270

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 2B1,
5.850%, due 09/25/36[2]	48,888	61

Series 2006-18, Class B1,
6.000%, due 12/26/36	1,369,156	685

Total mortgage & agency debt securities
(cost—$9,023,562)		2,904,526

Municipal bond—0.17%

State of California, General Obligation Bonds,
7.300%, due 10/01/39 (cost—$302,469)	300,000	355,185

US government obligations—9.11%

US Treasury Bonds,
3.582%, due 11/15/40[8,9]	11,000,000	4,313,276

4.375%, due 05/15/41	65,000	82,022

8.000%, due 11/15/21	725,000	1,119,218

US Treasury Inflation Indexed Notes (TIPS),
1.125%, due 01/15/21[9,10]	2,074,380	2,297,861

US Treasury Notes,
0.125%, due 09/30/13[9]	9,350,000	9,328,813

0.500%, due 08/15/14	100,000	100,375

1.000%, due 10/31/16	75,000	75,258

2.000%, due 11/15/21	1,605,000	1,594,969

Total US government obligations (cost—$18,386,287)		18,911,792

29

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Non-US government obligations—36.00%

Argentina—3.20%

Republic of Argentina,
0.000%, due 12/15/35[11]		$100,825	$15,174

7.000%, due 09/12/13		6,620,000	6,507,460

7.000%, due 04/17/17		100,000	79,150

8.280%, due 12/31/33		44,758	31,107

Series 1, 8.750%, due 06/02/17		9,432	8,418

			6,641,309

Austria—1.07%

Republic of Austria,
3.500%, due 09/15/21[1]	EUR	1,000,000	1,346,791

3.800%, due 10/20/13[1]		630,000	878,868

			2,225,659

Brazil—1.53%

Notas do Tesouro Nacional,
Series B, 6.000%, due 05/15/45[10]	BRL	2,530,000	3,178,624

Chile—1.89%

Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[10]	CLP	1,977,323,680	3,917,840

China—0.88%

China Government Bond,
1.400%, due 08/18/16[4]	CNY	9,500,000	1,436,415

2.480%, due 12/01/20		2,500,000	387,214

			1,823,629

Finland—1.72%

Government of Finland,
1.750%, due 04/15/16	EUR	670,000	910,137

4.000%, due 07/04/25		905,000	1,313,381

4.250%, due 07/04/15		910,000	1,349,018

			3,572,536

30

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Non-US government obligations—(continued)

France—0.33%

Government of France,
4.000%, due 04/25/55	EUR	515,000	$683,286

Germany—15.52%

Bundesobligation,
1.250%, due 10/14/16		3,355,000	4,528,851

3.500%, due 04/12/13		1,560,000	2,190,604

4.000%, due 10/11/13		6,135,000	8,808,616

Bundesrepublik Deutschland,
2.250%, due 09/04/20		3,105,000	4,226,802

3.750%, due 01/04/19		840,000	1,275,779

4.000%, due 01/04/37		2,970,000	4,695,163

4.750%, due 07/04/28		930,000	1,523,312

Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,000,000	1,405,016

4.625%, due 10/12/12		1,810,000	2,514,273

Landwirtschaftliche Rentenbank,
3.250%, due 03/12/14		750,000	1,052,233

			32,220,649

Mexico—1.76%

Mexican Udibonos,
4.000%, due 11/15/40[10]	MXN	4,920,000	1,739,759

4.000%, due 06/13/19[10]		5,000,000	1,916,620

			3,656,379

Netherlands—0.65%

Netherlands Government Bond,
3.250%, due 07/15/15	EUR	945,000	1,354,238

Poland—1.68%

Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	3,490,190

31

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face
Security description		amount	Value

Bonds—(concluded)

Non-US government obligations—(concluded)

Qatar—0.74%

Qatar Government International Bond,
5.750%, due 01/20/42[1]		$1,500,000	$1,526,250

South Africa—1.97%

Republic of South Africa,
5.500%, due 12/07/23[10]	ZAR	25,019,253	4,083,099

United Kingdom—1.53%

UK Gilts,
3.750%, due 09/07/19	GBP	1,190,000	2,106,451

4.250%, due 12/07/49		545,000	1,069,643

			3,176,094

Venezuela—1.53%

Republic of Venezuela,
7.750%, due 10/13/19[4]		$1,000,000	695,000

8.250%, due 10/13/24[4]		3,500,000	2,213,750

9.375%, due 01/13/34		400,000	265,000

			3,173,750

Total Non-US government obligations (cost—$73,711,244)			74,723,532

Structured note—2.33%

India—2.33%

Standard Chartered Bank (Hong Kong) Ltd.,
8.080%, due 08/02/22[1,8] (linked to
Indian Government Bonds, 8.080%,
due 08/02/22) (cost—$4,828,773)		4,828,773	4,828,773

Total bonds (cost—$181,499,177)			183,720,804

		Shares

Short-term investment—11.03%

Investment company—11.03%

UBS Cash Management Prime Relationship Fund[12]
(cost—$22,901,010)		22,901,010	22,901,010

32

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Number of
Security description	contracts	Value

Options purchased*—1.30%

Call options—0.01%

5 Year US Treasury Notes,
strike @ USD 123.00, expires December 2011	129	$31,242

Put options—0.20%

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.25, expires December 2011	243	1,519

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.13, expires December 2011	400	10,000

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.25, expires December 2011	243	1,519

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.25, expires December 2011	425	5,312

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.50, expires December 2011	1,008	132,300

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.13, expires January 2012	150	14,062

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.38, expires January 2012	600	112,500

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.63, expires March 2012	292	27,375

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.50, expires March 2012	176	73,700

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.00, expires December 2012	200	36,250

		414,537

		Face amount
		covered by
		contracts

Call options—0.35%

Foreign Exchange Option, Buy EUR/HUF,
strike @ HUF 318.00, expires February 2012	EUR	4,830,000	101,916

Foreign Exchange Option, Buy EUR/HUF,
strike @ HUF 325.00, expires February 2012		1,860,000	35,604

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 19.50, expires December 2011		$3,660,000	23,607

33

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

		Face amount
		covered by
Security description		contracts	Value

Options purchased*—(continued)

Call options—(concluded)

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 19.50, expires December 2011		$4,300,000	$24,169

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 19.55, expires December 2011		2,220,000	11,582

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 18.80, expires March 2012		7,210,000	319,056

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.82, expires January 2012		9,690,000	89,745

Foreign Exchange Option, Buy USD/KRW,
strike @ KRW 1,220.00, expires March 2012		3,590,000	70,955

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013		7,487,500	45,264

			721,898

Put options—0.10%

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 16.18, expires December 2011	EUR	3,830,000	47

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 18.00, expires January 2012		2,740,000	41,527

Foreign Exchange Option, Buy EUR/SGD,
strike @ SGD 1.70, expires December 2011		720,000	3,266

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.45, expires December 2011		3,100,000	26,838

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.40, expires January 2012		7,170,000	40,650

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.31, expires January 2012		416,000	863

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.20, expires March 2012		2,630,000	2,907

Foreign Exchange Option, Buy EUR/ZAR,
strike @ ZAR 10.25, expires February 2012		5,740,000	45,106

Foreign Exchange Option, Buy USD/MYR,
strike @ MYR 3.09, expires December 2011		$1,430,000	1,409

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013		7,487,500	53,449

			216,062

34

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

	Notional
Security description	amount	Value

Options purchased*—(concluded)

Options purchased on interest rate swaps—0.64%

Expiring 06/14/13. If option exercised
the Fund pays quarterly floating 3 month
USD LIBOR and receives semi-annually
3.410%. Underlying interest rate swap
terminating 06/18/18. European style.
Counterparty: Deutsche Bank AG†	$8,560,000	$614,467

Expiring 06/14/13. If option exercised the Fund
pays semi-annually 3.410% and receives
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating
06/18/18. European style.
Counterparty: Deutsche Bank AG†	8,560,000	52,170

Expiring 06/14/21. If option exercised the Fund
pays quarterly floating 3 month USD LIBOR
and receives semi-annually 5.080%.
Underlying interest rate swap terminating
06/16/26. European style.
Counterparty: Deutsche Bank AG†	4,210,000	359,725

Expiring 06/14/21. If option exercised the Fund
pays semi-annually 5.080% and receives
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating
06/16/26. European style.
Counterparty: Deutsche Bank AG†	4,210,000	99,083

Expiring 11/02/15. If option exercised the Fund
pays semi-annually 6.000% and receives
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating
11/04/25. European style.
Counterparty: Deutsche Bank AG†	14,000,000	193,548

		1,318,993

Total options purchased (cost—$4,197,993)		2,702,732

Total investments—100.85% (cost—$208,598,180)		209,324,546

Liabilities, in excess of cash and other assets—(0.85%)		(1,762,747)

Net assets—100.00%		$207,561,799

35

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $208,621,256; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,727,261

Gross unrealized depreciation	(13,023,971)

Net unrealized appreciation of investments	$703,290

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54.

†	Holding is illiquid. At November 30, 2011, the value of these securities and other derivative instruments amounted to $22,387,497 or 10.79% of net assets.
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the value of these securities amounted to $26,448,391 or 12.74% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of November 30, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2011, the value of these securities amounted to $10,930,557 or 5.27% of net assets.
[5]	Security is in default.
[6]	This security, which represents 0.01% of net assets as of November 30, 2011, is considered restricted. (See restricted security table below for more information.)

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value	percentage of
Restricted securities	date	cost	of net assets	11/30/11	net assets

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	$1,025,000	0.49%	$20,000	0.01%

[7]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

36

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

[8]	Rate shown reflects annualized yield at November 30, 2011 on zero coupon bond.
[9]	All or a portion of these securities have been designated as collateral for open swap agreements.
[10]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[11]	Security has yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on Argentina’s GDP.
[12]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/10	11/30/11	11/30/11	11/30/11	11/30/11

UBS Cash Management
Prime Relationship Fund	$14,933,565	$127,290,295	$119,322,850	$22,901,010	$20,021

Forward foreign currency contracts

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Barclays Bank PLC	AUD	4,035,000	JPY	312,209,739	02/14/12	$(82,432)

Barclays Bank PLC	NZD	5,280,000	JPY	301,491,168	02/14/12	(208,283)

37

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Credit Suisse First Boston	BRL	8,712,850	USD	5,352,449	12/15/11	$549,230

Credit Suisse First Boston	BRL	13,482,850	USD	7,468,482	03/15/12	164,212

Credit Suisse First Boston	CLP	975,900,000	USD	1,887,986	03/15/12	17,064

Credit Suisse First Boston	CZK	6,513,000	USD	357,474	12/01/11	12,580

Credit Suisse First Boston	CZK	20,169,000	USD	1,072,477	12/19/11	3,820

Credit Suisse First Boston	EUR	3,513,620	HUF	978,056,000	12/02/11	(406,341)

Credit Suisse First Boston	HUF	711,207,000	EUR	2,551,601	12/02/11	290,939

Credit Suisse First Boston	IDR	18,617,080,000	USD	2,073,633	12/15/11	33,052

Credit Suisse First Boston	IDR	26,252,000	USD	2,790	03/15/12	(62)

Credit Suisse First Boston	KRW	2,242,500,000	USD	1,984,513	12/15/11	23,949

Credit Suisse First Boston	MXN	26,400,000	USD	2,089,599	12/15/11	155,703

Credit Suisse First Boston	MYR	21,000,000	USD	6,990,446	12/15/11	388,861

Credit Suisse First Boston	MYR	2,284,000	USD	714,867	12/19/11	(2,957)

Credit Suisse First Boston	MYR	6,316,000	USD	2,002,492	12/19/11	17,477

Credit Suisse First Boston	PLN	12,000,000	USD	3,608,480	03/15/12	64,398

Credit Suisse First Boston	TRY	70,000	USD	41,568	01/31/12	3,768

Credit Suisse First Boston	USD	7,600,254	BRL	13,482,850	12/15/11	(167,429)

Credit Suisse First Boston	USD	3,825,202	CLP	1,885,000,000	12/15/11	(175,437)

38

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Credit Suisse First Boston	USD	3,635,811	CZK	65,798,000	12/01/11	$(151,495)

Credit Suisse First Boston	USD	2,850	IDR	26,252,000	12/15/11	27

Credit Suisse First Boston	USD	1,068,504	INR	53,110,000	12/15/11	(53,646)

Credit Suisse First Boston	USD	5,603,003	MYR	17,420,000	12/15/11	(126,831)

Credit Suisse First Boston	USD	3,031,973	MYR	9,703,000	12/19/11	17,520

Credit Suisse First Boston	USD	3,638,569	PLN	12,000,000	12/15/11	(65,210)

Credit Suisse First Boston	USD	2,210,212	RUB	64,715,000	12/15/11	(108,115)

Credit Suisse First Boston	USD	5,007,906	TRY	8,950,130	12/15/11	(127,836)

Credit Suisse First Boston	USD	41,516	TRY	70,000	01/31/12	(3,716)

Credit Suisse First Boston	USD	2,928,862	ZAR	24,543,860	12/15/11	89,551

Credit Suisse First Boston	ZAR	24,543,860	USD	2,890,267	03/15/12	(88,761)

Deutsche Bank AG	HUF	300,580,000	USD	1,313,179	12/15/11	(11,178)

Deutsche Bank AG	MYR	5,020,000	USD	1,573,668	12/15/11	(4,426)

Deutsche Bank AG	MYR	1,103,000	USD	357,479	12/19/11	10,824

Deutsche Bank AG	USD	3,050,000	IDR	28,124,050,000	12/15/11	32,621

Goldman Sachs International	AUD	4,115,000	USD	4,126,810	02/14/12	(69,063)

Goldman Sachs International	BRL	4,770,000	USD	2,556,270	12/15/11	(73,335)

Goldman Sachs International	BRL	1,328,000	USD	765,992	06/22/12	57,082

39

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Goldman Sachs International	CAD	4,336,427	GBP	2,670,000	02/14/12	$(57,803)

Goldman Sachs International	CLP	1,885,000,000	USD	3,976,793	12/15/11	327,028

Goldman Sachs International	CZK	62,198,000	USD	3,575,009	12/01/11	281,330

Goldman Sachs International	EUR	1,088,738	HUF	301,228,000	12/02/11	(134,003)

Goldman Sachs International	EUR	725,728	RUB	29,276,000	12/01/11	(21,739)

Goldman Sachs International	HUF	310,897,000	EUR	1,096,329	12/02/11	101,546

Goldman Sachs International	IDR	14,549,142,000	USD	1,692,745	12/15/11	98,042

Goldman Sachs International	INR	53,110,000	USD	1,072,496	12/15/11	57,638

Goldman Sachs International	MXN	24,707,890	USD	1,967,972	12/15/11	158,029

Goldman Sachs International	NZD	5,280,000	CAD	4,215,922	02/14/12	24,337

Goldman Sachs International	RUB	11,594,000	EUR	290,285	12/01/11	12,479

Goldman Sachs International	RUB	73,785,000	EUR	1,722,122	12/01/11	(88,916)

Goldman Sachs International	RUB	64,715,000	USD	2,094,337	12/15/11	(7,760)

Goldman Sachs International	TRY	70,000	USD	41,521	01/31/12	3,721

Goldman Sachs International	USD	790,006	BRL	1,328,000	06/22/12	(81,096)

Goldman Sachs International	USD	158,152	CZK	2,913,000	12/01/11	(3,895)

Goldman Sachs International	USD	11,258,843	INR	519,483,000	12/15/11	(1,332,244)

40

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Goldman Sachs International	USD	2,063,682	RUB	64,715,000	03/15/12	$11,412

Goldman Sachs International	USD	41,379	TRY	70,000	01/31/12	(3,578)

Goldman Sachs International	ZAR	20,400,000	USD	2,427,560	12/15/11	(81,239)

Goldman Sachs International	ZAR	4,143,860	USD	576,176	12/15/11	66,563

HSBC Bank, N.A.	EUR	6,255,000	NZD	10,944,605	02/14/12	91,228

HSBC Bank, N.A.	EUR	3,500,000	SEK	32,294,910	02/14/12	49,851

HSBC Bank, N.A.	EUR	3,125,000	USD	4,150,794	02/14/12	(51,352)

HSBC Bank, N.A.	GBP	1,335,000	USD	2,076,543	02/14/12	(16,559)

HSBC Bank, N.A.	USD	16,119,390	AUD	16,500,00	02/14/12	704,890

HSBC Bank, N.A.	USD	9,374,014	EUR	6,945,000	02/14/12	(35,165)

HSBC Bank, N.A.	USD	16,531,620	JPY	1,288,000,000	02/14/12	101,581

HSBC Bank, N.A.	USD	7,149,641	NOK	40,350,000	02/14/12	(186,463)

JPMorgan Chase Bank	EUR	726,494	RUB	29,957,000	12/01/11	(591)

JPMorgan Chase Bank	EUR	271,995	RUB	11,315,000	12/01/11	3,012

JPMorgan Chase Bank	EUR	3,320,000	USD	4,530,084	02/14/12	65,724

JPMorgan Chase Bank	GBP	5,265,000	JPY	648,954,687	02/14/12	125,767

JPMorgan Chase Bank	HUF	300,580,000	USD	1,282,119	03/14/12	(29,198)

41

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

JPMorgan Chase Bank	INR	519,483,000	USD	11,178,890	12/15/11	$1,252,291

JPMorgan Chase Bank	JPY	1,289,600,000	USD	16,730,561	02/14/12	76,698

JPMorgan Chase Bank	MXN	51,107,890	USD	3,709,922	03/15/12	(7,790)

JPMorgan Chase Bank	NZD	5,280,000	USD	4,123,374	02/14/12	21,641

JPMorgan Chase Bank	PLN	12,000,000	USD	4,128,251	12/15/11	554,892

JPMorgan Chase Bank	TRY	8,950,130	USD	4,812,933	12/15/11	(67,137)

JPMorgan Chase Bank	USD	1,049,507	EUR	775,000	02/14/12	(7,374)

JPMorgan Chase Bank	USD	2,990,461	GBP	1,880,000	02/14/12	(42,872)

JPMorgan Chase Bank	USD	1,291,706	HUF	300,580,000	12/15/11	32,650

JPMorgan Chase Bank	USD	561,065	IDR	5,015,920,000	12/15/11	(11,280)

JPMorgan Chase Bank	USD	3,735,684	MXN	51,107,890	12/15/11	8,156

JPMorgan Chase Bank	USD	2,597,634	SEK	17,170,000	02/14/12	(68,911)

JPMorgan Chase Bank	USD	4,725,018	TRY	8,950,130	03/15/12	66,262

Merill Lynch & Co., Inc.	HUF	274,745,000	EUR	965,376	12/02/11	85,077

Morgan Stanley & Co., Inc.	AUD	8,070,000	USD	8,255,691	02/14/12	27,088

Morgan Stanley & Co., Inc.	EUR	289,527	RUB	11,639,000	12/01/11	(9,995)

42

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Forward foreign currency contracts (concluded)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Skandinaviska Enskilda Banken AB	EUR	3,500,000	SEK	32,448,780	02/14/12	$72,513

Skandinaviska Enskilda Banken AB	EUR	1,355,000	SEK	12,360,080	02/14/12	(1,711)

Skandinaviska Enskilda Banken AB	SEK	28,121,657	EUR	3,090,000	02/14/12	13,446

Skandinaviska Enskilda Banken AB	SEK	109,981,666	EUR	11,975,000	02/14/12	(95,001)

Skandinaviska Enskilda Banken AB	SEK	28,110,552	NOK	24,000,000	02/14/12	1,667

State Street Bank & Trust	GBP	6,890,000	USD	11,033,095	02/14/12	230,493

State Street Bank & Trust	USD	8,244,913	CAD	8,400,000	02/14/12	(23,938)

Net unrealized appreciation on forward foreign currency contracts						$2,265,567

43

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 193 contracts (USD)	December 2011	$29,069,164	$30,276,875	$1,207,711

US Ultra Bond Futures, 9 contracts (USD)	March 2012	1,431,538	1,398,938	(32,600)

Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 93 contracts (USD)	March 2014	23,002,641	23,015,175	12,534

90 Day Euro-Dollar Futures, 221 contracts (USD)	September 2015	53,222,877	54,098,037	875,160

Long Gilt, 34 contracts (GBP)	March 2012	6,062,253	6,054,385	(7,868)

Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 128 contracts (USD)	September 2013	(31,450,752)	(31,750,400)	(299,648)

90 Day Euro-Dollar Futures, 186 contracts (USD)	December 2013	(46,053,415)	(46,090,800)	(37,385)

Euro-Bund, 36 contracts (EUR)	March 2012	(6,479,071)	(6,470,883)	8,188

Japanese 10 Year Bond, 6 contracts (JPY)	December 2011	(11,038,964)	(10,967,251)	71,713

Net unrealized appreciation on futures contracts				$1,797,805

Options written

	Expiration	Premiums
	date	received	Value

Call options
Euro-Bobl, 86 contracts, strike @ EUR 125.00	December 2011	$51,868	$(16,756)

Foreign Exchange Option, Sell CZK/USD, USD 7,210,000 face amount covered by contracts, strike @ CZK 20.80	March 2012	179,414	(125,684)

44

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Options written (continued)

	Expiration	Premiums
	date	received	Value

Put options
90 Day Euro-Dollar Time Deposit, 285 contracts, strike @ USD 98.75	December 2011	$38,190	$(1,782)

90 Day Euro-Dollar Time Deposit, 583 contracts, strike @ USD 99.00	December 2011	56,259	(3,644)

90 Day Euro-Dollar Time Deposit, 565 contracts, strike @ USD 99.38	December 2011	68,647	(17,656)

90 Day Euro-Dollar Time Deposit, 584 contracts, strike @ USD 99.00	March 2012	171,306	(87,600)

90 Day Euro-Dollar Time Deposit, 100 contracts, strike @ USD 99.13	March 2012	28,400	(18,125)

90 Day Euro-Dollar Time Deposit, 308 contracts, strike @ USD 99.38	March 2012	129,422	(92,400)

90 Day Euro-Dollar Time Deposit, 200 contracts, strike @ USD 96.00	December 2012	89,300	(7,500)

Options written on interest rate swaps
If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,600,000†	June 2016	417,885	(199,456)

If option exercised the Fund pays semi-annually 4.700% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,600,000†	June 2016	417,885	(932,130)

If option exercised the Fund pays semi-annually 7.250% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 14,000,000†	November 2015	257,600	(93,976)

45

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Options written (concluded)

	Expiration	Premiums
	date	received	Value

Options written on interest rate swaps (concluded)
If option exercised the Fund pays
semi-annually 8.760% and receives
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating
11/04/25. European style.
Counterparty: Deutsche Bank AG,
Notional Amount USD 14,000,000†	November 2015	$166,600	$(41,172)

Total options written		$2,072,776	$(1,637,881)

Written option activity for the year ended November 30, 2011 was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2010	1,950	$553,813

Options written	11,960	2,838,490

Options terminated in closing purchase transactions	(11,199)	(2,758,911)

Options expired prior to exercise	—	—

Options outstanding at November 30, 2011	2,711	$633,392

Swaption and foreign exchange option activity for the year ended November 30, 2011 was as follows:

Swaptions & Foreign exchange options outstanding at November 30, 2010	$905,487

Swaptions & Foreign exchange options written	1,703,571

Swaptions & Foreign exchange options terminated in closing purchase transactions	(759,668)

Swaptions & Foreign exchange options expired prior to exercise	(410,006)

Swaptions & Foreign exchange options outstanding at November 30, 2011	$1,439,384

46

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Currency swap agreements

Counterparty—Deutsche Bank AG

							Upfront
Pay		Receive					payments			Unrealized
contracts		contracts		Termination	Pay	Receive	(made)/			appreciation/
(000’s)		(000’s)		date	rate[1]	rate[1]	received	Value		(depreciation)

EUR	15,642	USD	21,500	03/16/20	1.529%[2]	0.349%[3]	$—	$(91,722	)†	$(91,722)

USD	21,500	EUR	15,642	03/16/40	0.349 [3]	1.529 [2]	—	342,955	†	342,955

							$—	$251,233		$251,233

Counterparty—Merrill Lynch International

							Upfront
Pay		Receive					payments			Unrealized
contracts		contracts		Termination	Pay	Receive	(made)/			appreciation/
(000’s)		(000’s)		date	rate[1]	rate[1]	received	Value		(depreciation)

USD	22,057	CAD	21,866	03/16/20	0.349%[3]	1.279%[4]	$1,162,605	$(550,328	)†	$612,277

CAD	21,866	USD	22,057	03/16/40	1.279 [4]	0.349 [3]	(1,162,605)	596,232	†	(566,373)

							$—	$45,904		$45,904

[1]	Payments made by the Fund or received by the Fund are based on the notional amount.
[2]	Rate based on 3 month EURIBOR.
[3]	Rate based on 3 month USD LIBOR.
[4]	Rate based on 3 month Canadian Bankers’ Acceptance Rate.

Interest rate swap agreements

				Payments	Payments		Upfront
	Notional			made	received		payments		Unrealized
	amount		Termination	by the	by the		(made)/		appreciation/
Counterparty	(000’s)		date	Fund[1]	Fund[1]		received	Value	(depreciation)

Barclays
Bank PLC	GBP	2,540	07/12/16	2.240%	1.107%[2]		$103,647	$(111,789)	$(8,142)

Barclays
Bank PLC	USD	84,700	11/24/12	0.518 [3]	0.259	[4]	—	5,209	5,209

Barclays
Bank PLC	USD	1,530	06/16/26	3.624	—	[5]	—	(12,334)	(12,334)

Citigroup Global
Markets Ltd.	KRW	4,800,000	08/26/16	3.410	—	[6]	—	(4,557)	(4,557)

Citigroup Global
Markets Ltd.	USD	42,400	11/24/18	0.257 [4]	0.500	[3]	—	193,531	193,531

Citigroup Global
Markets Ltd.	USD	13,768	02/15/36	4.668	0.453	[3]	—	(5,166,988)	(5,166,988)

47

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Interest rate swap agreements (continued)

				Payments		Payments		Upfront
	Notional			made		received		payments		Unrealized
	amount		Termination	by the		by the		(made)/		appreciation/
Counterparty	(000’s)		date	Fund[1]		Fund[1]		received	Value	(depreciation)

Credit Suisse
International	EUR	36,950	07/14/16	1.818%[7]		2.553%		$—	$1,421,276	$1,421,276

Credit Suisse
International	EUR	18,950	07/14/21	3.168		1.818	[7]	—	(1,171,321)	(1,171,321)

Credit Suisse
International	EUR	550	04/27/22	—	[8]	3.865		(67,703)	68,824	1,121

Deutsche
Bank AG	AUD	15,220	02/11/21	—	[9]	6.585		—	786,857	786,857

Deutsche
Bank AG	CAD	13,100	10/03/13	1.279	[10]	1.875		—	183,520	183,520

Deutsche
Bank AG	CAD	11,700	10/03/16	2.485		1.279	[10]	—	(522,075)	(522,075)

Deutsche
Bank AG	CAD	3,250	10/03/21	1.279	[10]	3.260		—	266,007	266,007

Deutsche
Bank AG	GBP	28,100	07/12/16	2.240		1.107	[2]	—	(1,236,724)	(1,236,724)

Deutsche
Bank AG	GBP	15,320	07/12/21	1.107	[2]	3.310		—	1,916,020	1,916,020

Deutsche
Bank AG	KRW	17,855,000	01/26/21	4.810		—	[6]	—	(705,958)	(705,958)

Deutsche
Bank AG	USD	8,958	02/15/36	4.545		0.453	[3]	—	(3,158,091)	(3,158,091)

Goldman Sachs
International	THB	132,500	08/26/16	3.470		—	[12]	—	(6,029)	(6,029)

Goldman Sachs
International	TWD	140,000	08/26/16	1.280		—	[13]	—	(20,996)	(20,996)

JPMorgan
Chase Bank	AUD	17,855	01/27/21	—	[9]	6.465		—	845,425	845,425

JPMorgan
Chase Bank	CAD	36,375	02/11/14	—	[11]	2.775		—	1,128,202	1,128,202

JPMorgan
Chase Bank	CAD	32,620	02/11/17	3.500		—	[11]	—	(2,876,348)	(2,876,348)

JPMorgan
Chase Bank	CAD	9,200	02/11/22	—	[11]	4.145		—	1,395,143	1,395,143

JPMorgan
Chase Bank	EUR	4,520	04/27/22	—	[8]	3.865		—	565,609	565,609

JPMorgan
Chase Bank	EUR	2,155	04/27/42	3.919		—	[8]	—	(600,058)	(600,058)

48

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Interest rate swap agreements (concluded)

				Payments		Payments		Upfront
	Notional			made		received		payments		Unrealized
	amount		Termination	by the		by the		(made)/		appreciation/
Counterparty	(000’s)		date	Fund[1]		Fund[1]		received	Value	(depreciation)

JPMorgan
Chase Bank	USD	42,300	11/24/18	0.257%[4]		0.500%[3]		$—	$178,685	$178,685

Merrill Lynch
International	AUD	1,080	02/15/21	—	[9]	6.635		—	57,822	57,822

Merrill Lynch
International	CAD	5,930	02/04/21	3.725		1.281	[10]	—	(756,194)	(756,194)

Merrill Lynch
International	CAD	7,410	02/04/31	1.281	[10]	4.310		—	1,653,618	1,653,618

Merrill Lynch
International	CAD	3,000	02/04/41	4.208		1.281	[10]	—	(873,918)	(873,918)

Merrill Lynch
International	JPY	4,364,000	04/26/13	0.334	[14]	0.451		—	45,116	45,116

Merrill Lynch
International	JPY	3,505,000	04/26/16	0.706		0.334	[14]	—	(421,715)	(421,715)

Merrill Lynch
International	JPY	911,000	04/26/21	0.334	[14]	1.334		—	357,963	357,963

Merrill Lynch
International	KRW	16,300,000	02/11/21	4.840		—	[6]	—	(659,668)	(659,668)

Merrill Lynch
International	USD	4,180	06/18/18	2.090		—	[5]	—	(13,054)	(13,054)

Merrill Lynch
International	USD	3,770	06/16/21	—	[5]	3.171		—	8,826	8,826

Morgan Stanley
Dean Witter US	CAD	21,160	04/08/17	3.600		—	[11]	—	(1,912,099)	(1,912,099)

Morgan Stanley
Dean Witter US	CAD	11,330	04/08/22	—	[11]	4.230		—	1,754,530	1,754,530

								$35,944	$(7,397,733)	$(7,361,789)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 6 month LIBOR (GBP BBA).
[3]	Rate based on 3 month LIBOR (USD BBA).
[4]	Rate based on 1 month LIBOR (USD BBA).
[5]	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[6]	Rate based on 3 month CD KSDA. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[7]	Rate based on 6 month EURIBOR.

49

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

[8]	Rate based on 6 month EURIBOR. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[9]	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[10]	Rate based on 3 month Canadian Bankers’ Acceptance Rate.
[11]	Rate based on 3 month Canadian Bankers’ Acceptance Rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[12]	Rate based on 6 month THBFIX. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[13]	Rate based on 3 month TWCPBA. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2011.
[14]	Rate based on 6 month LIBOR (JPY BBA).

Credit default swaps on sovereign issues—sell protection1

				Payments	Payments
	Notional			made	received	Upfront		Unrealized
	amount		Termination	by the	by the	payments		appreciation/	Credit
Counterparty	(000’s)		date	Fund	Fund[2]	made	Value	(depreciation)	spread[3]

Citigroup Global
Markets Ltd.	USD	1,500	09/20/13	—[4]	5.000%	$(8,726)	$(62,283)	$(71,009)	8.039%

Credit Suisse
International	USD	4,000	05/20/12	—[5]	3.300	—	27,400	27,400	2.047

Morgan Stanley
& Co., Inc.	USD	2,300	03/20/12	—[4]	5.000	(49,899)	33,208	(16,691)	3.548

						$(58,625)	$(1,675)	$(60,300)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

50

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinian Government 8.280% bond, due 12/31/33.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.

Total return swap agreement

Counterparty—Merrill Lynch International

		Payments	Payments
Notional		made	received	Upfront
amount	Termination	by the	by the	payments		Unrealized
(000’s)	date	Fund	Fund	made[1]	Value	depreciation

BRL 3,627	08/15/12	—	—[2]	$(4,666,144)	$4,327,921†	$(338,223)

[1]	Payment made to fully fund swap.
[2]	Payment is based on the interest payment of the underlying Brazilian Government 6.000% bond, due 08/15/12.

51

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

The following is a summary of the inputs used as of November 30, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$42,140,930	$4,235,825	$46,376,755

Asset-backed
securities	—	1,691,886	—	1,691,886

Collateralized
debt obligations	—	3,265,387	6,391,400	9,656,787

Commercial
mortgage-backed
securities	—	24,271,568	—	24,271,568

Mortgage & agency
debt securities	—	2,904,526	—	2,904,526

Municipal bond	—	355,185	—	355,185

US government
obligations	—	18,911,792	—	18,911,792

Non-US government
obligations	—	74,723,532	—	74,723,532

Structured note	—	4,828,773	—	4,828,773

Short-term investment	—	22,901,010	—	22,901,010

Options purchased	445,779	2,256,953	—	2,702,732

Forward currency
contracts	—	2,265,567	—	2,265,567

Futures contracts	1,797,805	—	—	1,797,805

Options written	(245,463)	(1,392,418)	—	(1,637,881)

Swap agreements	—	(2,774,350)	—	(2,774,350)

Total	$1,998,121	$196,350,341	$10,627,225	$208,975,687

52

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate	Collateralized
	bonds	debt obligations	Total

Assets
Beginning balance	$7,506,180	$13,989,022	$21,495,202

Purchases	—	3,644,000	3,644,000

Issuances	—	—	—

Sales	(4,503,694)	(12,542,346)	(17,046,040)

Settlements	—	—	—

Accrued discounts (premiums)	—	5,077	5,077

Total realized gain (loss)	1,685,428	4,537,225	6,222,653

Net change in unrealized
appreciation/depreciation	(452,089)	(3,241,578)	(3,693,667)

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Ending balance	$4,235,825	$6,391,400	$10,627,225

The change in unrealized depreciation relating to the Level 3 investments held at November 30, 2011 was $313,889.

53

Strategic Global Income Fund, Inc.
Portfolio of investments—November 30, 2011

Portfolio acronyms:
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91 day Certificate of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
GE	General Electric
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
THBFIX	Thailand Interbank Offered Rate (BIBOR)
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Currency abbreviation:		MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan	RUB	Russian Ruble
CZK	Czech Koruna	SAR	Saudi Arabia Riyal
EUR	Euro	SEK	Swedish Krona
GBP	Great Britain Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish Lira
ILS	Israel New Shekel	TWD	New Taiwan Dollar
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	Korean Won

54	See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of assets and liabilities—November 30, 2011

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$185,697,170)	$186,423,536

Investments in affiliated issuers, at value (cost—$22,901,010)	22,901,010

Total investments, at value (cost—$208,598,180)	209,324,546

Foreign currency, at value (cost—$4,456,528)	4,467,958

Interest receivable	1,653,625

Receivable for investments sold	6,871,735

Cash collateral for futures contracts	1,609,110

Receivable for foreign tax reclaims	5,559

Outstanding swap agreements, at value[1]	18,159,899

Unrealized appreciation on forward foreign currency contracts	6,659,730

Other assets	28,088

Total assets	248,780,250

Liabilities:
Outstanding swap agreements, at value[1]	20,934,249

Payable for investments purchased	13,318,938

Unrealized depreciation on forward foreign currency contracts	4,394,163

Options written, at value (premiums received—$2,072,776)	1,637,881

Due to broker	606,535

Payable for investment advisory and administration fees	163,275

Directors’ fees payable	3,771

Accrued expenses and other liabilities	159,639

Total liabilities	41,218,451

Net assets:
Capital stock—$0.001 par value;—100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$206,099,090

Distributions in excess of net investment income	(4,360,514)

Accumulated net realized gain	8,102,000

Net unrealized depreciation	(2,278,777)

Net assets	$207,561,799

Net asset value per share	$11.37

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $4,688,825.

See accompanying notes to financial statements	55

Strategic Global Income Fund, Inc.
Statement of operations

For the
year ended
November 30, 2011

Investment income:
Interest income, net of foreign withholding taxes of $61,379 (includes $20,021 earned from affiliated entities)	$10,812,463

Expenses:
Investment advisory and administration fees	2,114,292

Custody and accounting fees	160,844

Professional fees	114,494

Reports and notices to shareholders	73,905

Listing fees	23,749

Directors’ fees	16,131

Transfer agency fees	15,621

Insurance expense	4,852

Other expenses	44,651

Total expenses	2,568,539

Less: Fee waivers by investment advisor and administrator	(105,717)

Net expenses	2,462,822

Net investment income	8,349,641

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(345,830)

Futures contracts	5,820,955

Options written	2,401,007

Swap agreements	230,430

Forward foreign currency contracts	4,656,735

Foreign currency transactions	756,638

Net change in unrealized appreciation/depreciation on:
Investments	(1,807,223)

Futures contracts	1,633,515

Options written	1,734,994

Swap agreements	(4,488,713)

Forward foreign currency contracts	(435,190)

Translation of other assets and liabilities denominated in foreign currency	201,419

Net realized and unrealized gain from investment activities	10,358,737

Net increase in net assets resulting from operations	$18,708,378

56	See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of changes in net assets

	For the years ended November 30,

	2011	2010

From operations:
Net investment income	$8,349,641	$9,242,248

Net realized gain	13,519,935	19,175,860

Net change in unrealized appreciation/depreciation	(3,161,198)	(9,156,534)

Net increase in net assets resulting from operations	18,708,378	19,261,574

Dividends and distributions to shareholders from:
Net investment income	(22,976,909)	(15,319,157)

Net realized gains	(9,386,864)	(734,005)

Total dividends and distributions	(32,363,773)	(16,053,162)

Net increase (decrease) in net assets	(13,655,395)	3,208,412

Net assets:
Beginning of year	221,217,194	218,008,782

End of year	$207,561,799	$221,217,194

Undistributed/(distributions in excess of) net investment income	$(4,360,514)	$4,199,759

See accompanying notes to financial statements	57

Strategic Global Income Fund, Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended November 30,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.12	$11.94	$9.34	$11.40	$11.85

Net investment income[1]	0.46	0.51	0.55	0.68	0.45

Net realized and unrealized gains (losses)	0.56	0.55	2.83	(1.76)	0.03

Net increase (decrease) from operations	1.02	1.06	3.38	(1.08)	0.48

Dividends from net investment income	(1.26)	(0.84)	(0.78)	(0.90)	(0.61)

Distributions from net realized gains	(0.51)	(0.04)	—	(0.08)	(0.32)

Total dividends and distributions	(1.77)	(0.88)	(0.78)	(0.98)	(0.93)

Net asset value, end of year	$11.37	$12.12	$11.94	$9.34	$11.40

Market price, end of year	$10.52	$11.74	$10.63	$7.53	$10.38

Total net asset value return[2]	8.93%	9.23%	37.82%	(10.52)%	4.22%

Total market price return[3]	4.54%	19.42%	53.96%	(20.13)%	(3.45)%

Ratios to average net assets:
Expenses before fee waivers by advisor and administrator	1.22%	1.23%	1.25%	1.21%	1.22%

Expenses after fee waivers by advisor and administrator	1.17%	1.18%	1.23%	1.21%	1.22%

Net investment income	3.95%	4.22%	5.30%	6.14%	3.86%

Supplemental data:
Net assets, end of year (000’s)	$207,562	$221,217	$218,009	$170,468	$208,066

Portfolio turnover rate	121%	59%	128%	102%	103%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

58	See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Notes to financial statements

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive

59

Strategic Global Income Fund, Inc.
Notes to financial statements

values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

60

Strategic Global Income Fund, Inc.
Notes to financial statements

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. The Fund values investments in non-registered US open-end investment companies at the daily net asset value, pursuant to the practical expedient within ASC Topic 820. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

61

Strategic Global Income Fund, Inc.
Notes to financial statements

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the

62

Strategic Global Income Fund, Inc.
Notes to financial statements

fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in

63

Strategic Global Income Fund, Inc.
Notes to financial statements

the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of November 30, 2011 is reflected in the statement of assets and liabilities. If the applicable credit risk related contingent features were triggered as of November 30, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended November 30, 2011. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended November 30, 2011 is as follows:

Asset derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$6,659,730	$6,659,730

Futures contracts[2]	2,175,306	—	—	2,175,306

Options purchased[1]	1,764,772	—	937,960	2,702,732

Swap agreements[1]	17,160,104	60,608	939,187	18,159,899

Total value	$21,100,182	$60,608	$8,536,877	$29,697,667

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

64

Strategic Global Income Fund, Inc.
Notes to financial statements

Liability derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$(4,394,163)	$(4,394,163)

Futures contracts[2]	(377,501)	—	—	(377,501)

Options written[1]	(1,512,197)	—	(125,684)	(1,637,881)

Swap agreements[1]	(20,229,916)	(62,283)	(642,050)	(20,934,249)

Total value	$(22,119,614)	$(62,283)	$(5,161,897)	$(27,343,794)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended November 30, 2011 were as follows:

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$4,656,735	$4,656,735

Futures contracts	5,820,955	—	—	5,820,955

Options purchased[3]	(3,216,593)	—	194,114	(3,022,479)

Options written	2,042,727	—	358,280	2,401,007

Swap agreements	(699,829)	564,309	365,950	230,430

Total net realized gain (loss)	$3,947,260	$564,309	$5,575,079	$10,086,648

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(435,190)	$(435,190)

Futures contracts	1,633,515	—	—	1,633,515

Options purchased[3]	(965,042)	—	(632,569)	(1,597,611)

Options written	1,699,248	—	35,746	1,734,994

Swap agreements	(4,388,773)	(532,903)	432,963	(4,488,713)

Total net change in unrealized
appreciation/depreciation	$(2,021,052)	$(532,903)	$(599,050)	$(3,153,005)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

65

Strategic Global Income Fund, Inc.
Notes to financial statements

[2]	Statement of operations location: Net change in unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in

66

Strategic Global Income Fund, Inc.
Notes to financial statements

foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

67

Strategic Global Income Fund, Inc.
Notes to financial statements

Futures contracts
The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain

68

Strategic Global Income Fund, Inc.
Notes to financial statements

markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced

69

Strategic Global Income Fund, Inc.
Notes to financial statements

security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2011 for which the Fund

70

Strategic Global Income Fund, Inc.
Notes to financial statements

is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund

71

Strategic Global Income Fund, Inc.
Notes to financial statements

will receive a payment from the counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing
The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency

72

Strategic Global Income Fund, Inc.
Notes to financial statements

underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options
The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of

73

Strategic Global Income Fund, Inc.
Notes to financial statements

currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees, effective August 1, 2009, through July 31, 2012, thereby reducing the fees to 0.95% for such period. At November 30, 2011, the Fund owed UBS Global AM $163,275 which is composed of $171,864 of investment advisory and administration fees less fees waived of $8,589. For the year ended November 30, 2011, UBS Global AM waived $105,717 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide

74

Strategic Global Income Fund, Inc.
Notes to financial statements

best execution of the transactions. During the year ended November 30, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $54,921,827. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2011.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2011. For the year ended November 30, 2011 and for the year ended November 30, 2010, there were no transactions involving common stock.

75

Strategic Global Income Fund, Inc.
Notes to financial statements

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended November 30, 2011 were as follows: debt securities, excluding short-term securities and US government debt obligations, $148,067,722 and $160,179,059, respectively; and US government debt obligations, $80,828,980, and $83,127,061, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended, November 30, 2011 and November 30, 2010 were as follows:

Distributions paid from:	2011	2010

Ordinary income	$29,208,647	$16,053,162

Net long-term capital gains	3,155,126	—

Total distributions paid	$32,363,773	$16,053,162

At November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$3,694,078

Undistributed long-term capital gains	5,758,579

Accumulated capital and other losses	(2,007,414)

Net unrealized depreciation	(5,982,534)

Total accumulated earnings	$1,462,709

The difference between book-basis and tax-basis net unrealized appreciation is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

76

Strategic Global Income Fund, Inc.
Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2011, the Fund’s accumulated net investment income was increased by $6,066,995 and accumulated net realized gain from investment activities was decreased by $6,066,995. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses and adjustments for certain debt obligations.

As of and during the year ended November 30, 2011, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

77

Strategic Global Income Fund, Inc.
Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of
Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2011, the results

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Strategic Global Income Fund, Inc.
Report of Ernst &Young LLP, independent registered public accounting firm of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
January 27, 2012

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Strategic Global Income Fund, Inc.
Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2011. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2012. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

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Strategic Global Income Fund, Inc.
General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

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Strategic Global Income Fund, Inc.
General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will

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Strategic Global Income Fund, Inc.
General information (unaudited)

be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005, effective August 2009 and effective June 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution

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Strategic Global Income Fund, Inc.
General information (unaudited)

pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

84

Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund,Inc. (the “Fund”) on July 19-20, 2011, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year

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Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

86

Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Fund and considered the actual fee rate (after taking any waivers and/or reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of the Fund and two other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and thirteen other funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were above the Fund’s Expense Group medians. Management noted that UBS Global AM has agreed to continue waiving 5 basis points (i.e., 0.05%) of its advisory fee through July 31, 2012, making the Fund’s effective

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Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

Actual Management Fee, after the waiver, 95 basis points (i.e., 0.95%) of the Fund’s average weekly net assets until July 31, 2012. Management explained that the Fund’s total fees and expenses were above the Fund’s Expense Group median partially because of certain non-management expenses, which were higher than those of its peers in the smaller fund universe (e.g., higher global custodian fees reflecting where the Fund invests). Management further indicated that it believed that the Fund’s non-management expenses were reasonable when viewed in the context of other non-management expenses of funds in the larger, expanded expense group, which might constitute a more representative sampling.

In light of the foregoing (including the voluntary fee waiver), and the performance record described below, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one- and three-year periods, above the Performance Universe median for the five-year period and below the Performance Universe median for the ten-year period and since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Lipper’s report did not provide a quintile

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Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

ranking for the five-year, ten-year and since inception periods given the limited size of the Performance Universe for such periods.

Based on its review of the Fund, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment

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Strategic Global Income Fund, Inc.
Board approval of investment advisory and administration contract (unaudited)

to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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91

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2012 annual stockholders meeting, with another class expiring at the 2013 meeting and the remaining class’s term expiring at the 2014 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Richard R. Burt and Meyer Feldberg; Class II — Bernard H. Garil and Heather R. Higgins; and Class III — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time

Interested Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 69 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992; Term expires 2014	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

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Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and The New York City Ballet.

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Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Interested Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Barry M. Mandinach†††; 55 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since July 2010; Term expires 2013	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors
Richard Q. Armstrong; 76 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2013	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

94

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a directoror trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

95

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Independent Directors (continued)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2013	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 64 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996; Term expires 2014	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2012	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

96

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

97

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2012	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves as a member of the Hoover Institution (from 2001 to 2007 and since January 2009).

98

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

99

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

100

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark E. Carver*; 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007)and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

101

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

103

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Uwe Schillhorn**; 47	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

104

Strategic Global Income Fund, Inc.
Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A.Weller*; 50	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In

111

addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President andTreasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2012. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended November 30, 2011 and November 30, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $62,600 and $59,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended November 30, 2011 and November 30, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,600 and $3,527, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements, and (2) review of the consolidated 2010 and 2009 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended November 30, 2011 and November 30, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,725 and $3,675, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended November 30, 2011 and November 30, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-

audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2011 and November 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended November 30, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended November 30, 2011 and November 30, 2010, the aggregate fees billed by E&Y of $235,675 and $237,202, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$8,325	$7,202
Non-Covered Services	$227,350	$230,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – February 8, 2012

(a)	(2) (i)	Portfolio Manager

Uwe Schillhorn

(a)	(2) (ii)	(A) Registered Investment Companies

The portfolio manager is responsible for 4 additional Registered Investment Companies (not including the registrant) totaling approximately $240 million as of November 30, 2011.

(a)	(2) (ii)	(B) Other Pooled Investment Vehicles

The portfolio manager is responsible for 13 additional Other Pooled Investment Vehicles totaling approximately $3 billion as of November 30, 2011.

(a)	(2) (ii)	(C) Other accounts

The portfolio manager is responsible for 13 additional accounts totaling approximately $8 billion as of November 30, 2011.

(a)	(2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

One account with assets of approximately $309 million has an advisory fee based on a performance fee.

(a)	(2) (iv)	Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2011.)

(a)	(3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio management team, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
•	Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the registrant versus its benchmark, here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and, where appropriate, peer strategies over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2011.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2011.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2012